
                                         BARNETT AUTO TRUST 1997-A                              EXHIBIT 99
                                        5.6544% ASSET BACKED NOTES
                                         5.92% ASSET BACKED NOTES
                                         6.03% ASSET BACKED NOTES
                                         6.18% ASSET BACKED NOTES
                                         6.26% ASSET BACKED NOTES
                                         6.38% ASSET BACKED NOTES

                            DISTRIBUTION DATE:     07/16/01
                            COLLECTION PERIOD:     06/01/01     -     06/30/01

 Under  the  Sale  and  Servicing  Agreement dated as of September 18, 1997 among
NationsBank, NA (or NBNA), formerly Barnett Bank, NA (BBNA), as servicer and seller (the "Servicer"), Barnett Auto Trust 1997-A, as issuer (the "Trust"), and
NBNA., as sponsor, the Servicer is required certain information each month regarding current distributions to the Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Current Monthly Distribution
1.  Class A-1 Notes

a.  The aggregate amount of the distribution with respect to the Notes. . . . . . . . . . .          0.00

b.  The amount of the distribution set forth in paragraph A1a above in respect of interest
      on the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.00

c.  The amount of the distribution set forth in paragraph A1a above in respect of principal
      of the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.00

d.  The amount of the distribution set forth in paragraph A1a payable out of amounts
      withdrawn from the Reserve Account with respect to the Notes. . . . . . . . . . . . .          0.00

e.  The amount of the distribution set forth in paragraph A1a above, per $1,000 Note. . . .          0.00

f.  The amount of the distribution set forth in paragraph A1b above, per $1,000 Note. . . .          0.00

g.  The amount of the distribution set forth in paragraph A1c above, per $1,000 Note. . . .          0.00

h.  The amount of the distribution set forth in paragraph A1d above, per $1,000 Note. . . .          0.00

2.  Class A-2 Notes

a.  The aggregate amount of the distribution with respect to the Notes. . . . . . . . . . .          0.00

b.  The amount of the distribution set forth in paragraph A2a above in respect of interest
      on the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.00

c.  The amount of the distribution set forth in paragraph A2a above in respect of principal
      of the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.00

d.  The amount of the distribution set forth in paragraph A2a payable out of amounts
      withdrawn from the Reserve Account with respect to the Notes. . . . . . . . . . . . .          0.00

e.  The amount of the distribution set forth in paragraph A2a above, per $1,000 Note. . . .          0.00

f.  The amount of the distribution set forth in paragraph A2b above, per $1,000 Note. . . .          0.00

g.  The amount of the distribution set forth in paragraph A2c above, per $1,000 Note. . . .          0.00

h.  The amount of the distribution set forth in paragraph A2d above, per $1,000 Note. . . .          0.00

3.  Class A-3 Notes

a.  The aggregate amount of the distribution with respect to the Notes. . . . . . . . . . .          0.00

b.  The amount of the distribution set forth in paragraph A3a above in respect of interest
      on the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.00

c.  The amount of the distribution set forth in paragraph A3a above in respect of principal
      of the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.00

d.  The amount of the distribution set forth in paragraph A3a payable out of amounts
      withdrawn from the Reserve Account with respect to the Notes. . . . . . . . . . . . .          0.00

e.  The amount of the distribution set forth in paragraph A3a above, per $1,000 Note. . . .          0.00

f.  The amount of the distribution set forth in paragraph A3b above, per $1,000 Note. . . .          0.00

g.  The amount of the distribution set forth in paragraph A3c above, per $1,000 Note. . . .          0.00

h.  The amount of the distribution set forth in paragraph A3d above, per $1,000 Note. . . .          0.00

4.  Class A-4 Notes

a.  The aggregate amount of the distribution with respect to the Notes. . . . . . . . . . .          0.00

b.  The amount of the distribution set forth in paragraph A4a above in respect of interest
      on the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.00

c.  The amount of the distribution set forth in paragraph A4a above in respect of principal
      of the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.00

d.  The amount of the distribution set forth in paragraph A4a payable out of amounts
      withdrawn from the Reserve Account with respect to the Notes. . . . . . . . . . . . .          0.00

e.  The amount of the distribution set forth in paragraph A4a above, per $1,000 Note. . . .          0.00

f.  The amount of the distribution set forth in paragraph A4b above, per $1,000 Note. . . .          0.00

g.  The amount of the distribution set forth in paragraph A4c above, per $1,000 Note. . . .          0.00

h.  The amount of the distribution set forth in paragraph A4d above, per $1,000 Note. . . .          0.00

5.  Class A-5 Notes

a.  The aggregate amount of the distribution with respect to the Notes. . . . . . . . . . .  5,862,435.45

b.  The amount of the distribution set forth in paragraph A5a above in respect of interest
      on the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    211,709.27

c.  The amount of the distribution set forth in paragraph A5a above in respect of principal of the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5,650,726.18

d.  The amount of the distribution set forth in paragraph A5a payable out of amounts
      withdrawn from the Reserve Account with respect to the Notes. . . . . . . . . . . . .          0.00

e.  The amount of the distribution set forth in paragraph A5a above, per $1,000 Note. . . .        140.60

f.  The amount of the distribution set forth in paragraph A5b above, per $1,000 Note. . . .          5.08

g.  The amount of the distribution set forth in paragraph A5c above, per $1,000 Note. . . .        135.52

h.  The amount of the distribution set forth in paragraph A5d above, per $1,000 Note. . . .          0.00

6.  Class B Notes

a.  The aggregate amount of the distribution with respect to the Notes. . . . . . . . . . .    192,081.81

b.  The amount of the distribution set forth in paragraph A6a above in respect of interest
      on the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    192,081.81

c.  The amount of the distribution set forth in paragraph A6a above in respect of principal
      of the Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.00

d.  The amount of the distribution set forth in paragraph A6a payable out of amounts
      withdrawn from the Reserve Account with respect to the Notes. . . . . . . . . . . . .          0.00

e.  The amount of the distribution set forth in paragraph A6a above, per $1,000 Note. . . .          5.32

f.  The amount of the distribution set forth in paragraph A6b above, per $1,000 Note. . . .          5.32

g.  The amount of the distribution set forth in paragraph A6c above, per $1,000 Note. . . .          0.00

h.  The amount of the distribution set forth in paragraph A6d above, per $1,000 Note. . . .          0.00

7.  Certificates

a.  The aggregate amount of the distribution with respect to the Certificates . . . . . . .     73,098.42

b.  The amount of the distribution set forth in paragraph A7a payable out of amounts
      withdrawn from the Reserve Account with respect to the Certificates.. . . . . . . . .     73,098.42



B.   Information  Regarding  the  Performance  of  the  Trust


1.  Pool Balance and Note Principal Balance.

a.  The Pool Balance at the close of business on the last day of the Collection Period. . . .  71,060,760.21

b.  The Class A-1 Note Pool Balance after giving effect to payments allocated to principal as
        set forth in paragraph A1c. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

c.  The Class A-1 Note Pool Factor after giving affect to the payments set forth in
         paragraph A1c. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00%

d.  The Class A-2 Note Pool Balance after giving effect to payments allocated to principal as
        set forth in paragraph A2c. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

e.  The Class A-2 Note Pool Factor after giving affect to the payments set forth in
        paragraph A2c.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00%

f.  The Class A-3 Note Pool Balance after giving effect to payments allocated to principal as
       set forth in paragraph A3c.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

g.  The Class A-3 Note Pool Factor after giving affect to the payments set forth in
       paragraph A3c. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00%

h.  The Class A-4 Note Pool Balance after giving effect to payments allocated to principal as
        set forth in paragraph A4c. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

i.  The Class A-4 Note Pool Factor after giving affect to the payments set forth in
       paragraph A4c. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00%

j.  The Class A-5 Note Pool Balance after giving effect to payments allocated to principal as set forth in paragraph A5c.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34,932,520.16

k.  The Class A-5 Note Pool Factor after giving affect to the payments set forth in
        paragraph A5c.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          83.78%

l.  The Class B Note Pool Balance after giving effect to payments allocated to principal as set forth in paragraph A6c.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36,128,240.05

m.  The Class B Note Pool Factor after giving affect to the payments set forth in
         paragraph A6c. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         100.00%

n.  The aggregate Purchase Amount for all Receivables that were repurchased
         in the Collection Period.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

o.  The aggregate Payahead Balance on such Distribution Date. . . . . . . . . . . . . . . . .     679,633.79

p.  The change in the Payahead Balance from the preceding Distribution Date.. . . . . . . . .     (28,071.18)

q.  The aggregate Advance Balance on such Distribution Date.. . . . . . . . . . . . . . . . .     832,112.62

r.  The change in the Advance Balance from  the preceding Distribution Date.. . . . . . . . .     (48,653.30)

s.  Total Collections by the Servicer.. . . . . . . . . . . . . . . . . . . . . . . . . . . .   6,172,547.30

t.  All amounts received by the Trust from the Servicer.. . . . . . . . . . . . . . . . . . .   6,123,894.00

2.  Servicing

a.   The aggregate amount of the Servicing Fee paid to the Servicer with respect
       to the preceding Collection Period.. . . . . . . . . . . . . . . . . . . . . . . . . .      63,926.24

3.  Payment Shortfalls

a.  The amount of the Class A Noteholders' Interest Carryover Shortfall after giving effect
      to the payments set forth in paragraph A1b above with respect to the Notes. . . . . . .           0.00

b.  The amount of the Class A Noteholders' Interest Carryover Shortfalls set forth in
      paragraph B3a above per $1,000 interest with respect to the Class A Notes.. . . . . . .           0.00

c.  The amount of the Class B Noteholders' Interest Carryover Shortfall after giving effect
       to the payments set forth in paragraph A1b above with respect to the Notes.. . . . . .           0.00

d.  The amount of the Class B Noteholders' Interest Carryover Shortfalls set forth in
      paragraph B3a above per $1,000 interest with respect to the Class B Notes.. . . . . . .           0.00

e.  The amount of the Class A Noteholders' Principal Carryover Shortfall after giving effect
       to the payments set forth in paragraph A1b above with respect to the Notes.. . . . . .           0.00

f.  The amount of the Class A Noteholders' Principal Carryover Shortfalls set forth in
     paragraph B3a above per $1,000 Principal with respect to the Class A Notes.. . . . . . .           0.00

g.  The amount of the Class B Noteholders' Principal Carryover Shortfall after giving effect
       to the payments set forth in paragraph A1b above with respect to the Notes.. . . . . .           0.00

g.  The amount of the Class B Noteholders' Principal Carryover Shortfalls set forth in
      paragraph B3a above per $1,000 Principal with respect to the Class B Notes. . . . . . .           0.00

4.  Losses and Delinquencies

a.  The aggregate amount scheduled to be paid, including unearned finance and
      other charges, for which Obligors are delinquent 60 days or more. . . . . . . . . . . .   1,678,534.25

b.  The amount of the aggregate Realized Losses for such Collection Period. . . . . . . . . .     340,254.26

c.  Cumulative Realized Losses from the Closing Date, including Realized Losses for such Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27,802,247.69

d.  Recoveries, if any, for such Collection Period. . . . . . . . . . . . . . . . . . . . . .     114,368.13

5.  Reserve Account

a.  The Reserve Account balance as of the last day of the preceding Collection
       Period, including earnings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12,082,061.56

b.  Earnings included in above balance. . . . . . . . . . . . . . . . . . . . . . . . . . . .      39,576.74

c.  Transfer to Reserve Account from Collection Account on Distribution Date. . . . . . . . .      33,521.68

d.  Payments to the Certificateholders. . . . . . . . . . . . . . . . . . . . . . . . . . . .     (73,098.42)

e.  The Reserve Account balance as of the Distribution Date set forth above after giving effect to the distribution in respect of principal made on such. . . . . .  12,042,484.82
      Distribution Date.

6.  Delinquency

a.  Percentage of principal balance of Receivables delinquent 31 to 60 days.. . . . . . . . .           5.93%

b.  Percentage of principal balance of Receivables delinquent 61 to 90 days.. . . . . . . . .           1.27%

c.  Percentage of principal balance of Receivables delinquent over 90 days. . . . . . . . . .           1.09%

7.  WAC/WAM

a.  Weighted Average Coupon of Receivables. . . . . . . . . . . . . . . . . . . . . . . . . .          12.72%

b.  Weighted Average Remaining Term of Receivables. . . . . . . . . . . . . . . . . . . . . .          19.41



                             SCHEDULE OF EXCESS CASH
                             -----------------------


1.    Total interest collected in collection period.   841,493.26

2.   Interest on Class A-1 Notes . . . . . . . . . .         0.00

3.   Interest on Class A-2 Notes . . . . . . . . . .         0.00

4.   Interest on Class A-3 Notes . . . . . . . . . .         0.00

5.   Interest on Class A-4 Notes . . . . . . . . . .         0.00

6.   Interest on Class A-5 Notes . . . . . . . . . .  (211,709.27)

7.   Interest on Class B Notes . . . . . . . . . . .  (192,081.81)

8.   Losses. . . . . . . . . . . . . . . . . . . . .  (340,254.26)

9.   Late Charges/Extensions Fees Collected. . . . .         0.00

10.  Servicer Fee (including Late Charges) . . . . .   (63,926.24)
                                                __________________
Total Excess Yield . . . . . . . . . . . . . . . . .    33,521.68
                                                ==================



                       SCHEDULE OF ALLOCATION OF COLLECTION ACCOUNT
                       --------------------------------------------


Total Cash Deposited to Collection Account # 77084381 . .   6,172,547.30


Servicer Advance on Receivables to Barnett. . . . . . . .     (48,653.30)

Payaheads transfer from Payahead Account # 77084384 . . .      28,071.18

Class A-1 Notes
                   Interest Distribution Amount - A(1)b .           0.00
                   Principal Distribution Amount - A(1)c.           0.00            0.00

Class A-2 Notes
                   Interest Distribution Amount - A(2)b .           0.00
                   Principal Distribution Amount - A(2)c.           0.00            0.00

Class A-3 Notes
                   Interest Distribution Amount - A(3)b .           0.00
                   Principal Distribution Amount - A(3)c.           0.00            0.00

Class A-4 Notes
                   Interest Distribution Amount - A(4)b .           0.00
                   Principal Distribution Amount - A(4)c.           0.00            0.00

Class A-5 Notes
                   Interest Distribution Amount - A(5)b .    (211,709.27)
                   Principal Distribution Amount - A(5)c.  (5,650,726.18)  (5,862,435.45)

Class B Notes
                   Interest Distribution Amount - A(6)b .    (192,081.81)
                   Principal Distribution Amount - A(6)c.           0.00     (192,081.81)

Servicer fee and late charges to BDFS per Note B(2) (a) .     (63,926.24)

Excess Cash transfer to Reserve Account # 77084383. . . .     (33,521.68)
                                                        __________________
Balance . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                                                        ==================



                    SCHEDULE OF ALLOCATION OF RESERVE ACCOUNT
                    -----------------------------------------


Beginning Balance. . . . . . . . .  12,042,484.82

Additions to Reserve Account . . .      73,098.42

Excess Yield to Certificateholders     (73,098.42)
                                 __________________
Ending Balance . . . . . . . . . .  12,042,484.82
                                 ==================